Exhibit 10.5.1

CONVIO, INC.
AMENDMENT NO. 1 TO
FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

        THIS AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Amendment"), which amends that certain Fifth Amended and Restated Investors' Rights Agreement, dated April 10, 2007 (the "Investor Rights Agreement"), is made and entered into as of January 31, 2008 by and among Convio, Inc., a Delaware corporation (the "Company"), each of those holders of the Company's Series P Common Stock, Series Q Common Stock, Series R Common Stock, and Series S Common Stock, each with a par value $0.001 per share (collectively, the "Common Stock"), identified on Schedule I to the Investor Rights Agreement (individually, a "Common Holder," and collectively, the "Common Holders"), each of the holders of the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, each with a par value of $0.001 per share, or shares of the Company's capital stock issuable upon conversion thereof (collectively, the "Preferred Stock"), listed on Schedule II to the Investor Rights Agreement (individually, a "Preferred Holder" and collectively, the "Preferred Holders").

RECITALS

        WHEREAS, Section 22 of the Investor Rights Agreement sets forth the rights of the Common Holders and Preferred Holders with respect to the election of the members of the Board of Directors of the Company (the "Board");

        WHEREAS, the Common Holders and Preferred Holders desire to amend the Investor Rights Agreement to increase the size of the Board from seven to nine members, and to add certain provisions regarding the election of such new members of the Board;

        WHEREAS, Section 29 of the Investor Rights Agreement provides that Section 22 thereof may only be amended with the written consent of each party or group of parties that such amendment would adversely affect;

        WHEREAS, the Sixth Amended and Restated Certificate of Incorporation of the Company requires that the holders of at least two-thirds of the then outstanding shares of Preferred Stock, together as a single class, consent to a change in the authorized size of the Board to a number greater or less than seven;

        WHEREAS, the undersigned, holding the requisite amount of stock necessary to amend the Investor Rights Agreement, desire to amend the Investor Rights Agreement as provided herein; and

        WHEREAS, the undersigned Preferred Holders, holding the requisite amount of Preferred Stock necessary to consent to the increase in the size of the Board from seven to nine members, desire to consent to such increase.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

        1.    Amendments.

          (a)   The Section 22(vi) of the Investor Rights Agreement is hereby amended and restated to read as follows:

            "(vi) two (2) persons who initially shall be designated by the existing Board of Directors, and who, starting at the next annual meeting of the stockholders of the Company, shall be elected in accordance with the certificate of incorporation and bylaws of the Company; and"

          (b)   A new Section 22(vii) is hereby added to the Investor Rights Agreement to read as follows:

            "(vii) after the date hereof, the Board of Directors shall undertake the process of identifying one (1) person approved by a majority of the existing Board of Directors, including the approval of at least one of the Series P Directors and the QRS Director, who shall have relevant experience in the industry and have no affiliation with the Company and who shall replace one (1) Series P Director (the "Industry Director") (and the entity previously entitled to designate such Series P Director shall no longer retain such right. Thereafter, the Industry Director shall be designated by a majority of the existing Board of Directors, including the approval of at least one of the Series P Directors and the QRS Director, who shall have relevant experience in the industry and have no affiliation with the Company.

            Each of the parties further covenants and agrees to vote, to the extent possible, all Shares so that the authorized number of members of the Company's Board of Directors shall consist of nine (9) members.

            In the absence of any designation from the persons or groups so designating directors as specified above, the director previously designated by them and then serving shall be re-elected if still eligible to serve as provided herein.

            No party hereto shall vote to remove any member of the Board of Directors designated in accordance with the aforesaid procedure unless the persons or groups so designating directors as specified above so vote, and, if such persons or groups so vote then the non-designating party or parties shall likewise so vote. In the event that the person serving as the director to be elected as the CEO Director ceases to serve as the Chief Executive Officer of the Company, each of the parties hereto agrees to vote all of its Shares for the removal of such director at the request of a majority of the Board of Directors, excluding the director to be removed.

            The rights set forth in this Section 22 shall expire upon the first sale of Common Stock pursuant to a registration statement under the Securities Act."

        2.    Consent.    Each Preferred Holder hereby consents to the increase in the size of the Board from seven to nine members.

        3.    Counterparts.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        4.    Titles and Subtitles.    The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

        5.    Entire Agreement.    The Investor Rights Agreement, as modified by this Amendment, and the documents referred to herein and therein constitute the entire agreement among the parties in respect of the subject matter hereof and thereof and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

[Signature Pages Follow]

2

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

COMPANY:
CONVIO, INC.
By:	/s/ Gene Austin Gene Austin Chief Executive Officer

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

COMMON HOLDERS:
Vinay Bhagat
David Crooke
/s/ GENE AUSTIN Gene Austin
/s/ JIM OFFERDAHL Jim Offerdahl

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

COMMON HOLDERS (continued):
/s/ SHEERAZ HAJI Sheeraz Haji
William Pease

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED HOLDERS:
ADAMS STREET V, L.P.
By:	Adams Street Partners, LLC, its General Partner
By:	/s/ JEFFREY T. DIEHL Jeffrey T. Diehl Partner
EL DORADO VENTURES VI, L.P.
By:	/s/ SCOTT IRWIN
Name:	Scott Irwin
Title:	Managing Member
EL DORADO TECHNOLOGY '01, L.P.
By:	/s/ SCOTT IRWIN
Name:	Scott Irwin
Title:	Managing Member
REMBRANDT VENTURES PARTNERS II, L.P.
By:
Name:
Title:
REMBRANDT VENTURES PARTNERS II, L.P.
By:
Name:
Title:

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED HOLDERS:
REMBRANDT VENTURES PARTNERS EXPANSION FUND, L.P.
By:
Name:
Title:

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED HOLDERS (continued):
GRANITE VENTURES, L.P.
By:	Granite Management, L.L.C., Its General Partner
By:	/s/ JACKIE BERTERRETCHE
Name:	Jackie Berterretche
Title:	Attorney-In-Fact
ADOBE VENTURES IV, L.P.
By:	Adobe Ventures Management IV, LLC Its General Partner
By:	/s/ JACKIE BERTERRETCHE
Name:	Jackie Berterretche
Title:	Attorney-In-Fact
TODD U.S. VENTURES, LLC
By:	H&Q Todd Ventures Management, LLC
By:	/s/ JACKIE BERTERRETCHE
Name:	Jackie Berterretche
Title:	Attorney-In-Fact

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED HOLDERS (continued):
AUSTIN VENTURES VI, L.P.
By:	AV Partners VI, LP, Its General Partner
By:	/s/ KEN DEANGELIS
Name:	Ken DeAngelis
Title:	General Partner
AUSTIN VENTURES VI AFFILIATES FUND, L.P.
By:	AV Partners VI, LP, Its General Partner
By:	/s/ KEN DEANGELIS
Name:	Ken DeAngelis
Title:	General Partner
SILVERTON PARTNERS III, L.P.
By:	/s/ WILLIAM WOOD William Wood General Partner
LIBERTY MUTUAL INSURANCE COMPANY
By:	Ronald D. Ulich Vice President

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

LMIA COINVESTMENT L.P.
By:	/s/ RONALD D. ULICH Ronald D. Ulich Vice President

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED HOLDERS (continued):
HORIZON TECHNOLOGY FUNDING COMPANY II LLC
By:	Horizon Technology Finance, LLC, its member and agent
By:
Name:
Title:

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
Roliff H. Purrington, Jr.
William A. Sahlman, Ph.D.
Philip Cannon
Ashish Dhawan
Sandeep Nanda
Ajit Nedungadi

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
BROBECK, PHLEGER & HARRISON LLP (ASSOCIATES STOCK FUND)
By:
Name:
Title:
Austin Tighe
Carmelo M. Gordian
Charles S. Baker
J. Matthew Lyons
Kinloch Gill III
Robert DeBerardine

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
VIRTUAL CFO
By:
Name:
Title:

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

/s/ SHEERAZ HAJI Sheeraz Haji
Pete Kirkwood
Robert Epstein
James Pooley
Samuel Kingsland
Lisa Gansky
Cristina Morgan
David Golden Wilner Trust
Nicholas Allen
Mary Krackeler

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
William Krackeler
Chris Buchbinder
Kerry Propper
Michael Shellenberger
Tim Kirkwood
Fowler Trust
Vaishali Patel
Burwen Trust
Asha Haji

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
Abdul Haji
Jamaluddin Moloo
Jeanne Haji
John Claypool

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
PACIFIC PARTNERS USA, L.P.
By:
Name:
Title:

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

PREFERRED STOCKHOLDERS (continued):
CASILLI INVESTMENT PARTNERS
By:
Name:
Title:
CASILLI REVOCABLE TRUST
By:
Name:
Title:
Michelle A. Casilli
Gerard A. Casilli

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Alice Hendricks
Amanda Dramstad
Angelica Broaddus
Avi Schaeffer
Barker Trust
Brian Trelstad
Bruce Keilin
Charles Berman
Christopher Dworin
Curtis Below

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Dan Landy
David Abercrombie
David Moynihan
Debra Perlson
Douglas Chuchro
Environmental Defense Fund
Francois Furstenberg
Gregory Neichin
Irwin Lieber
Jackson Horton

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

James Kim
James Koshland
James Swanson
JC Severiens
Jeff Raleigh
Jenny Kim
Jospeh Walsmith
Karl Goldstein
Ken Leiserson
Kenneth Thornton
Kristin Lawton

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Larry Kontz
Lefeber Investment Partnership
Lori Painter
Mal Warwick Trust
Mami Nomura
Michael Baird Trust
Michael Schwarz
Nancy Abercrombie
New Millennium Capital Partners II, LLC
Patrick Kelly

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Paul Thornell
Pete Goettner
Peter Kahn
Philip Warth, Jr.
Robert Kohlhase
Salim Haji
Samuel Simon
Sean Gannon
Seneca Ventures
Suzanne Schrock

        IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date set forth above.

Todd Lash
Tom Krackeler
Tri Tran
Vernon George
Woodland Venture Fund
Yoshinobu Sugawara